Exhibit 10.16

FIRST AMENDMENT
TO THE
AMENDED AND RESTATED AGREEMENT
OF
LIMITED PARTNERSHIP
OF
PRINCIPAL HOLDINGS I LP

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PRINCIPAL HOLDINGS I LP (this "Amendment"), is made as of August 1, 2008, by and among FIG Asset Co. LLC, a Delaware limited liability company, as general partner (the "General Partner"), and the Limited Partners (as defined below). All capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meanings given to them in the Partnership Agreement (as defined below).
WHEREAS, the General Partner and the Limited Partners entered into an Amended and Restated Agreement of Limited Partnership, dated as of February 1, 2007 (the "Partnership Agreement"); and
WHEREAS, the General Partner and the Limited Partners desire to amend the Partnership Agreement on the terms set forth herein.
NOW THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Amendment of Partnership Agreement. Section 4.4(b) of the Partnership Agreement is hereby amended to read in its entirety as follows:

"(b) The Partnership may make the election under Section 754 of the Code in accordance with applicable regulations thereunder."

2.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

3.
Ratification. Except as otherwise expressly modified hereby, the Partnership Agreement shall remain in full force and effect, and all of the terms and provisions of the Partnership Agreement, as herein modified, are hereby ratified and reaffirmed.

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IN WITNESS WHEREOF, this Amendment is executed and delivered as of the date first written above by the undersigned, being all of the Partners.
GENERAL PARTNER:
FIG ASSET CO. LLC,
a Delaware limited liability company

By:	/s/ Randal A. Nardone Name: Randal A. Nardone Title: Chief Operating Officer
LIMITED PARTNERS:
/s/ Wesley R. Edens
Wesley R. Edens
/s/ Wesley R. Edens
Wesley R. Edens, as Trustee of The Wesley R. Edens 2007 Annuity Trust
/s/ Wesley R. Edens
Wesley R. Edens, as Trustee of The Edens Family 2007 Annuity Trust
/s/ Peter L. Briger, Jr.
Peter L. Briger, Jr.
/s/ Michael E. Novogratz
Michael E. Novogratz
/s/ Michael E. Novogratz
Michael E. Novogratz, as Trustee of The Michael Novogratz 2007 Annuity Trust

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/s/ Michael E. Novogratz
Michael E. Novogratz, as Trustee of The Novogratz 2007 Family Annuity Trust

/s/ Michael E. Novogratz
Michael E. Novogratz, as Manager of MN1 LLC, a Delaware limited liability company
/s/ Randal A. Nardone
Randal A. Nardone
/s/ Randal A. Nardone
Randal A. Nardone, as Trustee of The Randal A. Nardone 2007 Annuity Trust

/s/ Randal A. Nardone
Randal A. Nardone, as Trustee of The Nardone Family 2007 Annuity Trust #1

/s/ Randal A. Nardone
Randal A. Nardone, as Trustee of The Nardone Family 2007 Annuity Trust #2
ALDEL LLC
By/s/ Robert I. Kauffman
Name: Robert I. Kauffman
Title: Sole Member

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